UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 26, 2026

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Marienfeld Place 110 N. Marienfeld Street, Suite 300 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

On January 26, 2026, in connection with the Offering (as defined below), ProPetro Holding Corp. (the “Company”) provided certain updates in a preliminary prospectus supplement (the “Prospectus Supplement”), including certain preliminary fourth quarter and year-end financial and operational information.

As of the date of this Current Report on Form 8-K and the Prospectus Supplement, the Company has not finalized its financial and operational results for the three months ended December 31, 2025 or the year ended December 31, 2025. However, based on preliminary information, the Company estimates that, for the three months ended December 31, 2025 and the year ended December 31, 2025, each of the Company’s capital expenditures incurred, capital expenditures paid, revenues, cost of services and general and administrative expenses (exclusive of stock-based compensation and other non-recurring items) ranged approximately as follows:

	Three Months Ended December 31, 2025	Year Ended December 31, 2025
(unaudited)
Capital expenditures incurred	$70 – 72 million	$280 – 282 million
Capital expenditures paid	$63 – 65 million	$185 – 187 million
Revenue	$289 - 291 million	$1,269 – 1,271 million
Cost of services	$214 – 216 million	$967 – 969 million
General and administrative expenses (1)	$23 – 25 million	$92 – 94 million

(1) Exclusive of stock-based compensation and other non-recurring items of approximately $5 million for the three months ended December 31, 2025, and approximately $15 million for the year ended December 31, 2025.

As of December 31, 2025, the Company had approximately $91 million in cash and cash equivalents, approximately $78 million of borrowings outstanding under the Company’s Caterpillar Equipment Loan Agreement and approximately $45 million of borrowings outstanding under the Company’s amended and restated revolving credit facility, with a borrowing base of approximately $168 million. Between January 1, 2026 and January 26, 2026, the Company incurred approximately $10 million in additional borrowings under the Company’s Caterpillar Equipment Loan Agreement. Additionally, under current market conditions, the Company expects to have approximately 11 active frac fleets in the first quarter of 2026, subject to any suspensions of the Company’s operations due to winter weather conditions.

The Company has provided ranges, rather than specific amounts, because these results are preliminary and subject to change. These preliminary estimates are derived from the Company’s internal records and are based on the most current information available to management as of the date of this Current Report on Form 8-K and the Prospectus Supplement. These estimates are preliminary and inherently uncertain. The Company’s normal reporting processes with respect to the foregoing preliminary estimates have not been fully completed. The Company’s independent registered public accounting firm, RSM US LLP, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to this preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any other form of assurance with respect thereto. The Company’s actual results may vary from the estimated preliminary results presented above due to the completion of the Company’s financial closing and other operational procedures, final adjustments and other developments that may arise between now and the time that financial results for the three months ended December 31, 2025 and the year ended December 31, 2025 are finalized. During the course of the Company’s review of these preliminary estimates, the Company could identify items that would require it to make adjustments and which could affect the Company’s final results. Any such adjustments could be material.

These estimates should not be viewed as a substitute for the Company’s full interim or annual audited financial statements presented in accordance with GAAP. Accordingly, you should not place undue reliance on this preliminary data. See the sections titled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Prospectus Supplement for additional information regarding factors that could result in differences between the preliminary estimated ranges of the Company’s financial and other data presented above and the actual financial and other data the Company will report for the three months ended December 31, 2025 and the year ended December 31, 2025.

Item 7.01 Regulation FD Disclosure

On January 26, 2026, the Company issued a press release announcing that, subject to market conditions, it intends to conduct an underwritten public offering (the “Offering”) of 12,500,000 shares of its common stock, par value $0.001 per share (“Common Stock”), pursuant to a registration statement on Form S-3 (File No. 333-292170) filed with the U.S. Securities and Exchange Commission on December 16, 2025, which became automatically effective upon filing. In addition, the Company intends to grant the underwriters a 30-day option to purchase up to an additional 1,875,000 shares of Common Stock, on the same terms and conditions as the Offering. A copy of the press release announcing the Offering is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 2.02, Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01 Other Events

On January 26, 2026, the Company provided certain operational updates to potential investors, the relevant excerpts of which are set forth below.

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Our PROPWRSM Business

In December 2024, we launched our PROPWRSM business line to serve the growing power demand in the Permian Basin for both traditional oil and gas applications and developing infrastructure opportunities within the market. PROPWRSM deployed its first assets in the field during the third quarter of 2025. On December 11, 2025, PROPWRSM entered into a power supply contract with Coterra Energy to provide turnkey power for the development and installation of distributed microgrids throughout the New Mexico portion of the Permian Basin. Deployment and operations under the contract are expected to begin in the first quarter of 2026. With this and another power supply contract signed since December 12, 2025, as of January 26, 2026, we had total committed capacity of approximately 230 MW with a weighted average contract tenor at commencement of approximately five years and total delivered or on-order generation capacity of approximately 550 MW, split approximately 70% and 30% between high-efficiency reciprocating engine generators and low emissions modular turbines, respectively. We anticipate all ordered units will be delivered by year-end 2027. We continue to actively negotiate additional contracts amid increasing demand for power solutions and to explore various financing alternatives for our power equipment.

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Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT	DESCRIPTION
99.1	Press Release, dated January 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: January 26, 2026
	By:	/s/ John J. Mitchell
John J. Mitchell
General Counsel and Corporate Secretary